SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON., DC  20549
                    ____________________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

              Securities Exchange Act of 1934

              Date of Report: August 29, 2000

             FEDERATED DEPARTMENT STORES, INC.

        151 West 34th St., New York, New York 10001
                       (212) 494-1602

                           -and-

       7 West Seventh Street, Cincinnati, Ohio 45202
                       (513) 579-7000


        Delaware                1-13536             13-3324058
(State of Incorporation)  (Commission File No.)   (IRS Id. No.)



                  Exhibit Index on Page 4


Item 5.     Other Events

           This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Federated Department Stores, Inc. ("Federated") for the purpose of filing, as exhibits hereto, the Unaudited Consolidated Balance Sheets of Federated as of July 29, 2000, January 29, 2000 and July 31, 1999 and the Unaudited Consolidated Statements of Cash Flows for the 26 weeks ended July 29, 2000 and July 31, 1999, which are concurrently being posted on Federated's website at www.federated-fds.com. The Unaudited Consolidated Balance Sheets and Unaudited Consolidated Statements of Cash Flows filed herewith should be read in conjunction with the consolidated financial statements, the notes thereto and the other information contained in Federated's Annual Report on Form 10-K for the fiscal year ended January 29, 2000. Because of the seasonal nature of the retail business, the cash flows for the 26 weeks ended July 29, 2000 and July 31, 1999 (which do not include the Christmas season) are not indicative of the cash flows for the entire fiscal year.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

The following exhibits are filed herewith:

99.1 Unaudited Consolidated Balance Sheets of Federated as of July 29, 2000, January 29, 2000 and July 31, 1999.

99.2      Unaudited Consolidated Statements of Cash Flows of
          Federated for the 26 weeks ended July 29, 2000 and July 31, 1999.



              FEDERATED DEPARTMENT STORES, INC.


                         SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FEDERATED DEPARTMENT STORES, INC.

Date  August 29, 2000    /s/ Dennis J. Broderick
                         Dennis J. Broderick
                         Senior Vice President, General
                         Counsel and Secretary








                        EXHIBIT INDEX

Exhibit
Number

99.1     Unaudited Consolidated Balance Sheets of Federated as of
         July 29, 2000, January 29, 2000 and July 31, 1999

99.2 Unaudited Consolidated Statements of Cash Flows of Federated for the 26 weeks ended July 29, 2000 and July 31, 1999






                                                     Exhibit 99.1


                FEDERATED DEPARTMENT STORES, INC.

                   Consolidated Balance Sheets
                           (Unaudited)

                           (millions)


                                   July 29,   January 29,   July 31,
                                     2000        2000         1999


ASSETS:
 Current Assets:
  Cash                            $   296     $   218       $   357
  Accounts receivable               3,818       4,313         3,512
  Merchandise inventories           3,932       3,589         3,635
  Supplies and prepaid expenses       231         230           221
  Deferred income tax assets          183         172           142
    Total Current Assets            8,460       8,522         7,867

 Property and Equipment - net       6,757       6,828         6,689
 Intangible Assets - net            1,703       1,735         1,807
 Other Assets                         655         607           516

   Total Assets                   $17,575     $17,692       $16,879


LIABILITIES AND SHAREHOLDERS' EQUITY:
 Current Liabilities:
  Short-term debt                 $ 1,714     $ 1,284       $ 1,402
  Accounts payable and accrued      2,992       3,043         2,905
   liabilities
  Income taxes                         97         225            46
    Total Current Liabilities       4,803       4,552         4,353

 Long-Term Debt                     4,452       4,589         4,704
 Deferred Income Taxes              1,458       1,444         1,240
 Other Liabilities                    548         555           586
 Shareholders' Equity               6,314       6,552         5,996


   Total Liabilities and
    Shareholders' Equity          $17,575     $17,692       $16,879




                                                     Exhibit 99.2

                FEDERATED DEPARTMENT STORES, INC.

              Consolidated Statements of Cash Flows
                           (Unaudited)

                           (millions)

                                       26 Weeks    26 Weeks
                                        Ended        Ended
                                       July 29,    July 31,
                                         2000        1999

Cash flows from operating activities:
 Net income                            $   152     $   224
 Adjustments to reconcile net income
  to net cash provided by operating
  activities:
    Depreciation and amortization          322         324
    Amortization of intangible assets       42          36
    Amortization of financing costs          4           3
    Amortization of unearned restricted
     stock                                   3           -
    Changes in assets and liabilities:
     Decrease in accounts receivable       499         178
     Increase in merchandise inventories  (340)       (211)
     Increase in supplies and prepaid
      expenses                              (1)        (19)
     Decrease in other assets not
      separately identified                (32)        (20)
     Increase (decrease) in accounts
      payable and accrued liabilities
      not separately identified            (74)         30
     Decrease in current income taxes     (126)        (52)
     Increase in deferred income taxes       1           1
     Decrease in other liabilities
      not separately identified             (6)         (7)
      Net cash provided by operating
       activities                          444         487

Cash flows from investing activities:
 Purchase of property and equipment       (251)       (241)
 Capitalized software                      (37)        (21)
 Investments in companies                  (31)        (49)
 Acquisition of Fingerhut Companies,
  Inc., net of cash acquired                 -      (1,539)
 Disposition of property and equipment      53          23
      Net cash used by investing
       activities                         (266)     (1,827)

Cash flows from financing activities:
 Debt issued                               350       1,299
 Financing costs                            (3)        (10)
 Debt repaid                               (57)        (31)
 Increase in outstanding checks              2          81
 Acquisition of treasury stock            (431)          -
 Issuance of common stock                   39          51
      Net cash provided (used) by         (100)      1,390
       financing activities

 Net increase in cash                       78          50
 Cash at beginning of period               218         307

 Cash at end of period                  $  296      $  357

 Supplemental cash flow information:
  Interest paid                         $  196      $  144
  Interest received                          3           4
  Income taxes paid (net of refunds
   received)                               242         194
  Schedule of noncash investing and
   financing activities:
       Debt assumed in acquisition           -         125
       Equity issued in acquisition          -          12
       Consolidation of net assets
         and debt of previously
         unconsolidated subsidiary           -       1,132